UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(AMENDMENT NO. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2021

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	001-39052	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street 18th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Audit Committee of the Board of Directors of Toga Limited (the “Company”) concluded, after discussion with the Company’s management, that the Company’s consolidated financial statements for the fiscal year ended July 31, 2019 (the “Non-Reliance Period”) should no longer be relied upon due to errors in the consolidated financial statements and should be restated. Similarly, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon. In addition, the audit report of Pinnacle Accountancy Group of Utah (“Pinnacle”) included in Amendment No. 2 of the Company’s Annual Report on Form 10-K for the year ended July 31, 2019, as filed on February 8, 2021 with the Securities and Exchange Commission (“Amendment No. 2”) should no longer be relied upon. The Amendment No. 2 amended the Company’s Annual Report on Form 10-K for the year ended July 31, 2019, which was originally filed on November 14, 2019 (the “Original Form 10-K”) and subsequently as amended on June 12, 2020 (“Amendment No. 1,” and collectively with the Original Form 10-K and Amendment No. 2, the “2019 Form 10-K”).

In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2020 (the “2020 Form 10-K”), the Company’s management became aware that the Company’s consolidated financial statements for the Non-Reliance Period contained errors resulting from the improper recognition of shared-based compensation expense related to the stock options issued to the Company’s Chief Financial Officer, Alexander D. Henderson, during the year ended July 31, 2019 under the terms of his employment agreement with the Company. In the course of preparing the Annual Report on Form 10-K for the annual period ended July 30, 2020, the Company’s management discovered that certain components of the Company’s Consolidated Statements of Changes in Stockholders’ Equity relating to Mr. Henderson’s stock options were not adjusted and valued on a post-split basis for the one-for-ten reverse stock split effected on June 5, 2019. The value of Mr. Henderson’s stock options were originally reported as $1,061,017, rather than $106,102, which would have reflected the post-split value. As a result, the following line items were overstated by $954,915: (i) Additional Paid in Capital and Accumulated Deficit as reported on the Company’s Balance Sheet and Consolidated Statements of Changes in Stockholders’ Equity (Deficit) as of July 31, 2019; (ii) Stock-Based Compensation Expense as reported on the Company Consolidated Statements of Operations a component of Salaries and Wages; and (iii) Net Loss and Stock-Based Compensation as reported on the Company’s Consolidated Statements of Cash Flows.

The Company is working to complete the restatement of its consolidated financial statements for the Non-Reliance Period to reflect Mr. Henderson’s stock options at the appropriate valuation, as well as the corresponding disclosures in the MD&A to correct this error. The Company intends to file a further amendment to the 2019 Form 10-K. The Company intends to restate the consolidated financial statements for the Non-Reliance Period as soon as practicable. The Company also intends to file the 2020 Form 10-K, which will contain the restated information for the year ended July 31, 2019, as soon as practicable. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Non-Reliance Period once the Company restates its consolidated financial statements and not rely on any previously issued or filed registration statements or reports, earning press releases, investor presentations or other communications related thereto covering the Non-Reliance Period.

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The Company expects to report one or more material weaknesses following completion of its investigation of the cause of this restatement. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company’s disclosure controls and procedures and internal control over financial reporting are effective. In addition, the Audit Committee, the Board of Directors, and management continue to evaluate appropriate remediation actions, particularly given that the Company previously restated its consolidated financial statements for the fiscal year ended July 31, 2019 on both June 12, 2020 and February 8, 2021. For example, following Amendment No. 1, in December 2020, the Company signed a contract with a third-party to purchase, install and train our staff on a new Enterprise Resource Planning, ERP, system, Microsoft Dynamics. This vendor has begun installing these new systems and we believe that the vendor will complete the installation and training of our staff early-to-mid-2021. The Company expects to be using the ERP system for the filing of the Company’s Annual Report Form 10-K for the year ending July 31, 2021.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s current independent registered public accounting firm, Marcum LLP (“Marcum”), and with the Company's former independent registered public accounting firm, Pinnacle. Both Marcum and Pinnacle were provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures and provide us with a letter stating whether or not they agree with these disclosures. Copies of the letters from Marcum and Pinnacle are attached hereto as Exhibits 7.01 and 7.02, respectively, and which are incorporated herein by reference.

Forward-Looking Statements.

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, the impact of the restatement and correction of the Company’s previously issued financial statements; any additional restatements or corrections of the Company’s previously issued financial statements; the identified weakness in the Company’s internal control over financial reporting and the Company’s ability to remediate that material weakness; any further delay in the filing of the 2020 Form 10-K with the SEC; the initiation of legal or regulatory proceedings with respect to the restatement and corrections; the adverse effects on the Company’s business, results of operations, financial condition and stock price as a result of the restatement and correction process; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC available on the SEC’s website at www.sec.gov, including the 2019 Form 10-K. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
7.01	Letter from Marcum LLP dated April 13, 2021

7.02	Letter from Pinnacle Accountancy Group of Utah dated April 13, 2021

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: April 14, 2021	By:	/s/ Alexander D. Henderson
Alexander D. Henderson
Chief Financial Officer (Principal Financial and Accounting Officer)

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